Calvert

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September 30, 2003

Annual Report

Calvert Cash Reserves Institutional Prime Fund

Table of Contents

Shareholder Letter

1

Independent Auditors' Report

2

Statement of Net Assets

3

Statement of Operations

6

Statements of Changes in Net Assets

7

Notes to Financial Statements

8

Financial Highlights

10

Explanation of Financial Tables

11

Trustee and Officer Information Table

12

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Dear Shareholders:

For the 12-month period ended September 30, 2003, Fund shares returned 1.23%, as compared with 0.94% for the Lipper Institutional Money Market Funds Average. We believe that consumer spending continued to be the main driver of the economy; however, without an increase in jobs, any economic growth will be hard pressed to maintain impetus.

Investment Climate

It appears that the US economy has been experiencing growth in most areas except labor as a result of the combination of low interest rates, federal tax cuts, and a weak dollar.

At the beginning of the period, the spread between one-month London Interbank Offered Rate (LIBOR) and 12-month LIBOR was 0.09%, indicating that the market was anticipating the Fed would keep the Fed funds rate low for some time.

During the last three months of the period, the spread widened to 0.37% as 12-month LIBOR was at its high for the quarter at 1.49% on September 3rd. However, it appears that by month-end a weak payroll report in the beginning of September reduced the spread between one-month LIBOR and twelve-month LIBOR to 0.18%, indicating that the market believed the Fed would remain on the sidelines.

Portfolio Strategy

We continued to balance our short-term purchases with purchases of government agency securities in the 12- to 13- month range. Our short-term purchases focused on weekly variable-rate demand notes, which should reset upward quickly when the Fed begins to raise rates. At the same time, we continued our purchases of longer government agencies in an effort to protect the portfolio's yield if the Fed remains on the sideline for an extended period.

Outlook

Recent economic data has been mixed, and consumer confidence fell to 76.80 in September, its lowest level since the 61.40 low for the period in March of this year. The Fed position appears to indicate that it will keep target short-term interest rates low to spur economic growth. Therefore, we will continue our current strategy as we believe the Fed will remain on the sidelines for an extended period.

Sincerely,

Barbara J. Krumsiek

President and CEO

James B. O'Boyle

Thomas A. Dailey

Calvert Asset Management Company

November 2003

Independent Auditors' Report

To the Board of Trustees and Shareholders of Calvert Cash Reserves Institutional Prime Fund:

We have audited the accompanying statement of net assets of Calvert Cash Reserves Institutional Prime Fund (the "Fund"), the sole series of Calvert Cash Reserves, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.  The financial highlights for the periods presented prior to September 30, 2000, were audited by other auditors, whose report dated November 10, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Cash Reserves Institutional Prime Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

Statement of Net Assets

September 30, 2003

	Principal
Taxable Variable Rate Demand Notes - 78.4%	Amount	Value

550 West 14th Place Revenue, 1.15%, 2/1/29, LOC: Harris Trust	$3,640,000	$3,640,000
Alabama State Incentives Financing Authority, 1.15%, 10/1/29, BPA: SouthTrust Bank, AL
AMBAC Insured	2,100,000	2,100,000
Alaska Housing Finance Corp.:
1.07%, 12/1/21, TOA: Alaska Housing Finance Corp., MBIA Insured	4,765,000	4,765,000
1.07%, 12/1/32, TOA: Alaska Housing Finance Corp., MBIA Insured	2,375,000	2,375,000
American Buildings Co. Revenue, 1.15%, 8/1/20, LOC: Canadian Imperial	4,200,000	4,200,000
American Healthcare Funding LLC, 1.10%, 5/1/27, LOC: LaSalle Bank	2,060,000	2,060,000
Antigo Wisconsin IDA Revenue, 1.25%, 12/1/18, LOC: U.S. Bank, NA	2,450,000	2,450,000
Babylon New York IDA Revenue, 1.70%, 12/1/21, LOC: Wells Fargo Bank, NA	2,130,000	2,130,000
BJS Family LP, 1.15%, 5/1/15, LOC: SunTrust Bank	3,925,000	3,925,000
Bloomington Minnesota MFH Revenue, 1.10%, 11/15/32, LOC: FNMA	1,790,000	1,790,000
California Housing Finance Agency Revenue, 1.06%, 8/1/29, BPA: Bank of America,
AMBAC Insured	945,000	945,000
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 1.45%, 6/1/14,
LOC: Comerica Bank	710,000	710,000
California Statewide Community Development MFH Special Tax Revenue Notes:
1.50%, 8/1/32, LOC: U.S. Bank, NA	805,000	805,000
1.20%, 6/15/35, LOC: Bank of the West	1,320,000	1,320,000
Chatham Centre LLC, 1.30%, 4/1/22, LOC: Bank of North Georgia	3,760,000	3,760,000
Colorado Housing & Finance Authority Revenue, 1.07%, 11/1/35, BPA: Lloyds TSB Bank plc	4,600,000	4,600,000
Columbia County Georgia IDA Revenue, 1.15%, 3/1/10, LOC: SunTrust Bank	975,000	975,000
Columbus Georgia Development Authority Revenue:
1.17%, 12/1/19, LOC: Bank of Nova Scotia	7,000,000	7,000,000
1.15%, 4/1/20, LOC: Columbus Bank & Trust	975,000	975,000
Coughlin Family Properties of Circleville LLC, 1.15%, 3/1/20, LOC: Fifth Third Bank	1,385,000	1,385,000
Dakota County Minnesota Community Development Agency MFH Revenue, 1.10%, 1/1/38,
LOC: American Bank of St. Paul, C/LOC: FHLB	1,100,000	1,100,000
Dayton Wheel Concepts Inc., 1.20%, 5/1/24, LOC: National City Bank	3,000,000	3,000,000
Denver Colorado City & County Airport Revenue, 1.10%, 11/15/05, LOC: Societe Generale	1,000,000	1,000,000
Dunn Nursing Home Inc., 1.15%, 2/1/24, LOC: Peoples Bank and Trust Co., C/LOC: FHLB	1,700,000	1,700,000
Enclave Lynn Haven LLC, 1.12%, 10/1/29, LOC: State Bank and Trust, C/LOC: FHLB	5,890,000	5,890,000
Fanny's Properties LLC, 1.25%, 10/1/32, LOC: Comerica Bank	2,035,000	2,035,000
Four Fishers LLC, 1.24%, 4/1/24, LOC: Standard Federal Bank NA	6,125,000	6,125,000
Grove City Church of Nazarene, 1.20%, 2/1/24, LOC: National City Bank	3,578,000	3,578,000
Hardin County Kentucky IBR, 1.32%, 3/1/27, LOC: Republic Bank and Trust, C/LOC: FHLB	2,005,000	2,005,000
Harter Lincoln Mercury LLC, 1.42%, 12/1/21, LOC: Regions Bank	4,595,000	4,595,000
Heritage Funeral Services LLC, 1.30%, 2/1/18, LOC: Northern Trust Co.	1,000,000	1,000,000
Hopkinsville Kentucky IBR, 1.25%, 8/1/24, LOC: Comerica Bank	3,750,000	3,750,000
HoPo Realty Investments LLC, 1.25%, 12/1/21, LOC: SouthTrust Bank, AL	3,360,000	3,360,000
Howard Wisconsin IDA Revenue, 1.25%, 7/1/20, LOC: U.S. Bank, NA	1,400,000	1,400,000
Iowa Finance Authority IDA Revenue, 1.32%, 11/1/17, LOC: Societe Generale	2,930,000	2,930,000
Jefferson County Kentucky Health Facilities Revenue, 1.32%, 12/1/25,
LOC: Republic Bank and Trust, C/LOC: FHLB	2,000,000	2,000,000
Kenosha Wisconsin IDA Revenue, 1.25%, 12/1/11, LOC: U.S. Bank, NA	1,185,000	1,185,000
Kent Taylor, 1.15%, 1/1/19, LOC: Peoples Bank and Trust Co., C/LOC: FHLB	3,750,000	3,750,000
Kit Carson County Colorado Agriculture Development, 1.10%, 6/1/27,
LOC: Wells Fargo Bank, NA	1,710,000	1,710,000
Los Angeles California MFH Revenue, 1.13%, 12/15/34, LOC: FNMA	100,000	100,000
Maryland Health & Higher Educational Facilities Authority Revenue:
1.15%, 7/1/22, LOC: M&T Bank	400,000	400,000
1.10%, 1/1/28, LOC: Wachovia Bank, NA	1,920,000	1,920,000
Matagorda County Texas Pollution Control Revenue, 1.32%, 11/1/29, SWAP: Bank of New York	6,380,000	6,380,000
Meyer Cookware Industries, 1.10%, 5/1/27, LOC: BNP Paribas	3,950,000	3,950,000
Michigan State Strategic Fund Ltd Obligation Revenue, 1.25%, 12/1/16, LOC: Comerica Bank	1,095,000	1,095,000
Mississippi Business Financial Corp., 1.15%, 6/1/20, LOC: Bank of America	5,800,000	5,800,000
Montgomery County Cancer Center LLC, 1.15%, 10/1/12, LOC: SouthTrust Bank, AL	3,075,000	3,075,000
Montgomery County Kentucky IBR Revenue, 1.15%, 8/1/06, LOC: Fleet National Bank	561,000	561,000
Montgomery County Pennsylvania IDA Revenue, 1.35%, 12/1/16, LOC: Wilmington Trust Co.	2,030,000	2,030,000
Morton Family Trust, 1.15%, 2/1/32, LOC: Comerica Bank	1,000,000	1,000,000
New Jersey State Turnpike Authority Revenue, 1.15%, 1/1/04, MBIA Insured	3,200,000	3,200,000
New York City Housing Development Corp., MFH Revenue:
1.06%, 11/15/25, CA: FNMA	200,000	200,000
1.06%, 4/15/29, LOC: FNMA	570,000	570,000
1.06%, 11/15/31, LOC: FNMA	2,300,000	2,300,000
New York State Housing Finance Agency Revenue, 1.11%, 11/1/33, LOC: Key Bank	3,020,000	3,020,000
Osprey Properties LP, 1.20%, 6/1/27, LOC: Wells Fargo Bank, NA	1,300,000	1,300,000
Palm Beach County Florida Revenue, 1.15%, 10/1/20, LOC: SunTrust Bank	1,770,000	1,770,000
Post Apartment Homes LP, 1.12%, 7/15/29, CA: FNMA	9,910,000	9,910,000
Post Properties Ltd., 1.24%, 7/1/20, LOC: SouthTrust Bank, AL	2,800,000	2,800,000
Rocketship Properties III LLC, 1.32%, 6/1/21, LOC: National Bank of South Carolina	720,000	720,000
Roosevelt Paper Co., 1.19%, 6/1/12, LOC: Wachovia Bank, NA	4,600,000	4,600,000
San Marcos California Redevelopment Agency MFH Revenue, 1.15%, 5/1/35, LOC: FHLMC	2,300,000	2,300,000
Schenectady County New York Ltd IDA Revenue, 1.15%, 11/1/10, LOC: Fleet National Bank	4,785,000	4,785,000
Scott Street Land Co.:
1.15%, 12/1/21, LOC: Fifth Third Bank	900,000	900,000
1.15%, 1/3/22, LOC: Fifth Third Bank	3,925,000	3,925,000
Shawnee Kansas Private Activity Revenue, 1.28%, 12/1/12, LOC: JP Morgan Chase Bank	5,855,000	5,855,000
Shelby County Tennessee Health Educational & Housing Facilities Board Revenue,
1.42%, 12/1/27, LOC: First Tennessee Bank	500,000	500,000
Southeast Alabama Gas Distribution Revenue, 1.15%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured	1,090,000	1,090,000
St. Francis Place LP Revenue, 1.17%, 12/1/08, LOC: Credit Suisse First Boston (e)	9,760,000	9,760,000
St. Josephs County Indiana Economic Development Revenue, 1.32%, 6/1/27, LOC: FHLB	200,000	200,000
Tioga County New York IDA Revenue, 1.20%, 9/1/12, LOC: Fleet National Bank	3,200,000	3,200,000
Tyler Enterprises LLC, 1.15%, 10/1/22, C/LOC: FHLB	2,650,000	2,650,000
Washington State Housing Finance Commission:
Non Profit Housing Revenue, 1.18%, 1/1/30, LOC: Wells Fargo Bank, NA	1,608,000	1,608,000
MFH Revenue, 1.13%, 5/15/35, LOC: FNMA	1,660,000	1,660,000
Yuengling Beer, Inc., 1.20%, 11/1/19, LOC: PNC Bank, NA	4,600,000	4,600,000

Total Taxable Variable Rate Demand Notes (Cost $203,757,000)		203,757,000

Certificates of Deposit - 1.3%
Toronto Dominion Bank, 1.51%, 11/12/03	3,500,000	3,500,000

Total Certificates of Deposit (Cost $3,500,000)		3,500,000

	Principal
U.S. Government Agencies and Instrumentalities - 19.6%	Amount	Value

Fannie Mae Discount Notes, 4/30/04	$10,000,000	$9,932,572
FHLB:
3.18%, 12/3/03	7,000,000	7,020,721
5.375%, 1/5/04	5,000,000	5,049,774
FHLB Discount Notes:
12/11/03	3,000,000	2,991,598
4/26/04	5,000,000	4,967,645
5/21/04	5,000,000	4,963,432
Federal Farm Credit Bank, 1.15%, 7/8/04	5,000,000	5,000,000
Freddie Mac, 1.40%, 9/13/04	5,000,000	5,000,000
Freddie Mac Discount Notes, 5/20/04	6,000,000	5,957,273

Total U.S. Government Agencies and Instrumentalities (Cost $50,833,015)		50,883,015

TOTAL INVESTMENTS (Cost $258,140,015) - 99.3%		258,140,015
Other assets and liabilities, net - 0.7%		1,793,226
Net Assets - 100%		$259,933,241

Net Assets Consist of:

Paid-in capital applicable to 259,990,180 shares of beneficial interest, unlimited number of no par shares authorized		$259,991,996
Undistributed net investment income		3,157
Accumulated net realized gain (loss) on investments		(61,912)

Net Assets		$259,933,241

Net Asset Value Per Share		$1.00

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Explanation of Guarantees:

BPA: Bond-Purchase Agreement

CA: Collateral Agreement

C/LOC: Confirming Letter of Credit

LOC: Letter of Credit

SWAP: Swap Agreement

TOA: Tender Option Agreement

See notes to financial statements.

Abbreviations:

AMBAC: American Municipal Bond Assurance Corp.

FHLB: Federal Home Loan Bank

FHLMC: Federal Home Loan Mortgage Corp.

FNMA: Federal National Mortgage Association

IBR: Industrial Building Revenue

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MBIA: Municipal Bond Insurance Association

MFH: Multi-Family Housing

NA: National Association

Statement of Operations

Year Ended September 30, 2003

Net Investment Income

Investment Income:
Interest income	$5,536,382

Expenses:
Investment advisory fee	917,319
Transfer agency fees and expenses	7,676
Trustees' fees and expenses	23,213
Administrative fees	183,464
Custodian fees	47,276
Accounting fees	49,855
Registration fees	20,526
Reports to shareholders	6,173
Professional fees	19,881
Insurance	85,204
Miscellaneous	29,421
Total expenses	1,390,008
Reimbursement from Advisor	(414,648)
Fees paid indirectly	(11,541)
Net expenses	963,819
Net Investment Income	4,572,563

Realized Gain (Loss)

Net realized gain (loss) on:
Investments	(16,597)

Increase (Decrease) in Net Assets Resulting From Operations	$4,555,966

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002

Operations:
Net investment income	$4,572,563	$7,443,360
Net realized gain (loss) on investments	(16,597)	19,837

Increase (Decrease) in Net Assets
Resulting From Operations	4,555,966	7,463,197

Distributions to shareholders from:
Net investment income	(4,575,380)	(7,443,565)
Total distributions	(4,575,380)	(7,443,565)

Capital share transactions in dollars and shares:
Shares sold	2,644,670,173	3,143,506,364
Reinvestment of distributions	2,931,944	4,683,361
Shares redeemed	(2,733,551,162)	(3,219,666,281)
Total capital share transactions	(85,949,045)	(71,476,556)

Total Increase (Decrease) in Net Assets	(85,968,459)	(71,456,924)

Net Assets
Beginning of year	345,901,700	417,358,624
End of year (including undistributed net investment
income of $3,157 and $5,974, respectively.)	$259,933,241	$345,901,700

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:Calvert Institutional Prime Fund (the "Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which is intended to approximate market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance:The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $116,044 was payable at year end.

The Advisor voluntarily reimbursed the Fund for expenses of $414,648 for the year ended September 30, 2003.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $11,732 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $3,733 for the year ended September 30, 2003. Under the terms of the agreement, $269 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at September 30, 2003 for federal income tax purposes was $258,140,015.

The tax character of dividends and distributions paid during the years ended September 30, 2003, and September 30, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$4,575,380	$7,443,565
Long-term capital gain	--	--
Total	$4,575,380	$7,443,565

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$3,157
Capital loss carryforward	(45,315)
($42,158)

Net realized capital loss carryforward for federal income tax purposes of  $45,315 at September 30, 2003 may be utilized to offset future capital gains until expiration in September 2009.

The Fund intends to elect to defer $16,597 of post-October losses to fiscal year ending September 30, 2004. Such losses if unutilized will expire in 2012.

The differences between the components of distributable earnings on a tax basis and amounts reflected in the statement of net assets are primarily due to post-October losses.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2003, such purchase and sales transactions were $1,152,432,000 and $1,291,943,000, respectively.

Note D -- Line of Credit

A financing agreement is in place between all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2003. For the year ended September 30, 2003, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$439,780	1.78%	$16,020,100	June 2003

Financial Highlights

	Years Ended
	September 30,	September 30,
	2003	2002

Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	.020
Distributions from
Net investment income	(.012)	(.020)
Net asset value, ending	$1.00	$1.00

Total return	1.23%	2.03%
Ratios to average net assets:
Net investment income	1.25%	2.01%
Total expenses	.38%	.38%
Expenses before offsets	.27%	.26%
Net expenses	.26%	.25%
Net assets, ending (in thousands)	$259,933	$345,902

		Years Ended
	September 30,	September 30,	September 30,
	2001	2000	1999

Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.052	.060	.051
Distributions from
Net investment income	(.052)	(.060)	(.051)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	5.29%*	6.22%	5.18%
Ratios to average net assets:
Net investment income	5.08%	6.01%	5.05%
Total expenses	.35%	.35%	.36%
Expenses before offsets	.26%	.27%	.22%
Net expenses	.25%	.25%	.21%
Net assets, ending (in thousands)	$417,359	$435,067	$594,824

* Total return would have been 5.13% without the payment by affiliate. On December 29, 2000, Ameritas Acacia purchased for par $21,000,000 of the 7.06% Pacific Gas and Electric Company Senior Floating Rate Notes maturing October 31, 2001, from the Institutional Prime Fund. The fair market value for the above referenced notes was determined to be 96 on purchase date as determined by the pricing committee of the Board of Trustees. As a result of this transaction, $840,000 was deemed a "payment by affiliate", to reimburse the effect of the loss, which was received by the Fund on January 2, 2001.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation

DAVID R. ROCHAT

DOB: 10/07/37 (interested Trustee)	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Cash Reserves Institutional Prime Fund

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert Information

To Open an Account

800-317-2274

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-317-2274

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified, or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

This report is intended to provide fund information to shareholders.  It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


SIGNATURE PAGE FOR FORM N-CSR

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVert cash reserves

By:       /s/Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date:   November 25, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date:   November 25, 2003

            /s/Ronald Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:   November 30, 2003